UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2015

Patterson-UTI Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

450 Gears Road, Suite 500, Houston, Texas		77067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-765-7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 9, 2015, Patterson-UTI Energy, Inc. (the "Company"), entered into an Amendment No. 1 to Credit Agreement (the "Amendment"), which amends the Credit Agreement, dated as of September 27, 2012 (the "Credit Agreement"), among the Company, Wells Fargo Bank, N.A., as administrative agent, the issuer of letters of credit and swing line lender and each other lender party thereto.

The Amendment, among other things:

• releases Patterson-UTI Drilling International, Inc., a subsidiary of the Company, from its obligations under the guaranty related to the Credit Agreement;

• exempts from the requirement to become additional guarantors under the Credit Agreement (i) U.S. subsidiaries that do not own any material assets other than equity interests of non-U.S. subsidiaries and indebtedness owed by a non-U.S. subsidiary to such U.S. subsidiary incurred in connection with the capitalization of such non-U.S. subsidiary; (ii) U.S. subsidiaries that do not own any material assets other than equity interests of entities described in clause (i) and indebtedness owed by an entity described in clause (i) to such U.S. subsidiary incurred in connection with the capitalization of such entity; and (iii) certain immaterial subsidiaries, in each case, so long as such U.S. subsidiary or immaterial subsidiary does not guarantee any indebtedness of the Company or of any subsidiary of the Company that guarantees indebtedness of the Company;

• replaces the definition of a Change of Control in the Credit Agreement so that the definition no longer (i) treats differently changes in the composition of the board of directors of the Company due to actual or threatened proxy solicitations or (ii) includes any acquisition by contract or otherwise by a person or two or more persons acting in concert that results in the acquisition of power to directly or indirectly exercise a controlling influence over the Company’s management or policies or control over equity securities of the Company entitled to vote for member of the board of directors representing 25% or more of the combined voting power of such securities; and

• increases the amount of senior note indebtedness that subsidiaries of the Company are permitted to guarantee under the Credit Agreement from $600,000,000 to $1,000,000,000.

The above description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amendment No. 1 to Credit Agreement, dated as of January 9, 2015, by and among the Company, certain subsidiaries of the Company party thereto, Wells Fargo Bank, N.A., as administrative agent, issuer of letters of credit and swing line lender and the other lenders thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

January 12, 2015	By:	John E. Vollmer III

Name: John E. Vollmer III
Title: Senior Vice President - Corporate Development, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to Credit Agreement, dated as of January 9, 2015, by and among the Company, certain subsidiaries of the Company party thereto, Wells Fargo Bank, N.A., as administrative agent, issuer of letters of credit and swing line lender and the other lenders thereto